1Q Highlights | 2020

Forward Looking Statement This presentation contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward- looking statements include, but are not limited to, statements relating to First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the effects of a pandemic or other unforeseeable event; the ability of First Merchants to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants undertakes no obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this presentation or press release. In addition, the company’s past results of operations do not necessarily indicate its anticipated future results. NON-GAAP FINANCIAL MEASURES These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, First Merchants Corporation has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

Company Profile (as of March 31, 2020) (in Thousands) First Merchants Market Information Common Shares Outstanding 53,754,137 First Merchants Bank formed in 1893, celebrating its Market Cap $1,423,947 127th anniversary Dividend Yield 3.93% First Merchants Corporation, organized in 1982, is Price/Tangible Book Value 1.18x the largest financial services holding company Price/LTM EPS 8.7x headquartered in Central Indiana Price/2020 Est. EPS 10.9x Financial Highlights($ in Thousands) Assets $12,693,518 Leadership Team (Name, title, age) Loans, Net $8,512,434 Michael C. Rechin, President & CEO 61 Deposits $9,870,484 Mark K. Hardwick, EVP, COO & CFO 50 Tangible Common Equity $1,200,469 Michael J. Stewart, EVP & Chief Banking Officer 54 TCE/TA 9.91% John J. Martin, EVP & Chief Credit Officer 53 2020 Net Income – YTD $34,263 Michele M. Kawiecki, SVP, Director of Finance 47 2020 ROAA – YTD 1.09% 2020 ROATCE - YTD 11.39% Michael B. Joyce, SVP, President PWA 45 NPAs/Loans + OREO 0.28% Carrie A. Valek, SVP, Director Consumer Banking 43 3

Why Invest in First Merchants? 4

Our Franchise Key Market Profiles Loans Deposits $1,323M Columbus $ 672M 825M Fort Wayne 1,055M 2,890M Indianapolis 1,889M 712M Lafayette 1,196M 1,011M Lakeshore 1,344M 694M Michigan 1,121M 1,157M Muncie 2,593M $8,612M Total $9,870M (as of March 31, 2020) Mission Statement To be the most responsive, knowledgeable and high-performing bank for our clients, teammates and shareholders. 5

Key FMC Market Share Data

County	Region/Type	Market Position	Market %	$ Deposits
Delaware County, IN	Muncie (Established)	1	55.53%	$ 1,522,233
Monroe, MI	Michigan (Established)	1	48.66%	1,005,960
Madison County, IN	Indianapolis (Growth)	1	26.62%	398,825
Jasper County, IN	Lafayette (Established)	1	34.43%	226,725
White County, IN	Lafayette (Established)	1	36.99%	173,930
Jay County, IN	Muncie (Established)	1	50.15%	126,051
Wells County, IN	Fort Wayne (Growth)	1	21.79%	105,940
Union County, IN	Muncie (Established)	1	41.35%	47,507
Tippecanoe County, IN	Lafayette (Established)	2	20.83%	580,077
Henry County, IN	Muncie (Established)	2	36.92%	237,709
Shelby County, IN	Indianapolis (Growth)	2	16.20%	101,212
Wabash County, IN	Muncie (Established)	2	15.09%	65,689
Clinton County, IN	Lafayette (Established)	2	12.36%	56,763
Hendricks County, IN	Indianapolis (Growth)	3	11.68%	320,734
Adams County, IN	Muncie (Established)	3	15.48%	106,177
Huntington County, IN	Fort Wayne (Growth)	3	15.66%	96,909
Randolph County, IN	Muncie (Established)	3	2.99%	76,092
Hamilton County, IN	Indianapolis (Growth)	4	7.10%	838,042
Allen County, IN	Fort Wayne (Growth)	4	10.18%	635,312
Morgan County, IN	Indianapolis (Growth)	4	12.47%	130,183
Hancock County, IN	Indianapolis (Growth)	4	10.76%	113,431
Marshall County, IN	Fort Wayne (Growth)	4	6.29%	51,819
Carroll County, IN	Lafayette (Established)	4	15.31%	46,381
Miami County, IN	Muncie	4	8.23%	33,489
Fayette County, IN	Muncie	5	9.45%	31,663
Sub Total				$7,128,853
First Merchants Total				$9,611,598

FDIC Data June 30, 2019

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First Merchants Strategy “Service-driven alternative to super-regional bank competitors. Deliver superior service with presence close to the customer for . . . ” Commercial Banking Consumer Banking Business Banking Mortgage Banking Commercial & Industrial Agriculture Private Wealth Advisory Sponsor Finance Private Banking Public Finance Investment Management Healthcare Services Personal Trust Investment Real Estate Brokerage Treasury Management Retirement Merchant Processing Services Asset-Based Lending “We specialize in our communities” 7

First Merchants Strategy Commercial Bank Located in Prime Growth Commercial Banking Markets Indianapolis, Indiana Monroe, Michigan Columbus, Ohio Fort Wayne, Indiana Lafayette, Indiana Lakeshore - Northwest Indiana Hire the Best Talent Supported with the Finest: Sales Management Process Credit and Treasury Services Revenue-Based Incentive System 8

First Merchants Strategy Consumer Retail Bank Diverse Locations in Stable Rural and Growth Metro Markets Supported by: Talented Customer Service Oriented Banking Center and Call Center Professionals State-of-the-Art Systems Deposit and CRM Systems Online Banking System Mobile Banking System Customer Service and Relationship Growth-Oriented Incentive System 9

First Merchants Strategy Private Wealth Advisors Comprehensive and coordinated approach to personal wealth management Expertise in Investment Management, Private Banking, Fiduciary, Estate and Financial Planning Strengthen commercial relationships with personal services for executives/owners and retirement plan services for companies Partner with consumer bank to offer personal investment advice through First Merchants Investment Services 10

Organic Growth Opportunities Exists in All Directions Lakeshore - NW Indiana MSA* Fort Wayne MSA Entered: 2013 Entered: 2017 Total Population: 686,417 Total Population: 413,458 Deposit Market Share: 15.33% Deposit Market Share: 10.16% FOUNDING MARKET Lafayette MSA Muncie MSA Columbus, Ohio MSA Entered: 2002 Established: 1893 Entered: 2003 Total Population: 233,128 Total Population: Total Population: 2,144,928 Deposit Market Share: 20.83% 114,108 Deposit Market Share: 1.22% Current Market Share: 55.53% Indianapolis MSA Monroe, Michigan MSA Entered: 1998 Entered: 2019 Total Population: 2,078,605 Total Population: 150,699 Deposit Market Share: 4.04% Deposit Market Share: 48.66% *Includes Jasper, Lake, and Porter counties 11

Ranked Best in the Midwest for Business AAA Credit Rating since 20081 Leading the Nation in Manufacturing Job Growth 1st in Midwest and 5th Nationally for Best State for Doing Business2 1st Metro Area for Strong Job Opportunities with Affordable Housing 1st Nationally for Highway Accessibility 1st in the Midwest/8th Nationally for Low Taxes 1st for Quality of Government and Government Administration3 1st for Best Business Regulatory Climate4 Top 5 Nationally for Cost of Doing Business 2nd in the Nation for Small Business Growth 2nd Nationally for Availability of Skilled Labor 2nd Best City in the Nation for Recent Graduates (Indianapolis) 2nd Nationally for Top States for Business - Infrastructure 2nd Largest Global Fed Ex Air Hub 4th Nationally for Women in Tech and 10th in Overall Tech Job Growth 1S&P, Moody’s & Fitch 2Chief Executive Magazine 2017 3US News & World Reports 2017 4Forbes 2017 Unless otherwise noted, source IEDC 12

Muncie Market ₎ Located 58 miles northeast of Indianapolis in the east central portion of the Notable Major Employers state ₎ Described by several national studies as a typical American community, Delaware County offers the advantages of larger cities without the hassles and costs associated with living in major metropolitan areas. ₎ Easy access to the top 100 markets in the country, Muncie-Delaware County has a diverse economic landscape ₎ Ranked #27, Forbes Best Small Places for Business and Careers ₎ Workforce experienced in life science, advanced manufacturing, 21st century logistics and information technology ₎ Home to Ball State University Delaware County, IN* Mkt. Rank Branches Deposits Share 1 First Merchants Corporation 9 $1,522,233 55.53% Projected HHI & Pop. Change 2020-2025 2 Mutual First Financial 7 653,442 23.84% 3 J.P. Morgan Chase 3 240,499 8.77% 14.34% 10.94% 4 Old National Bancorp 4 175,585 6.41% 9.87% 5 Star Financial Group 3 148,707 5.42% 3.27% 6 Woodforest Financial Group 1 833 0.03% 2.02% Market Total 27 $ 2,741,299 -0.51% U.S. Indiana Delaware Co. *SNL Financial FDIC Summary of Deposits as of June 30, 2019 HHI Pop. 13

Indianapolis Market ₎ Indianapolis metropolitan area includes four of the five fastest-growing counties in Indiana and 10 of the 11 fastest-growing cities and towns with Notable Major Employers populations of at least 5,000* ₎ The population data released by the U.S. Census Bureau show suburban Hamilton County’s population grew 20.2% since 2010 ₎ Indiana’s population growth outpaced those of neighboring states Illinois, Kentucky, Michigan and Ohio* ₎ With 867,125 residents, Indianapolis was the nation’s 17th largest city* Indianapolis-Carmel-Anderson, IN MSA** Mkt. Rank Branches Deposits Share 1 JP Morgan Chase 66 $10,832,171 19.98% 2 PNC Financial Services Group 61 7,585,010 13.99% 3 Fifth Third Bancorp 42 4,610,022 8.50% 4 Huntington Bancshares 40 3,579,245 6.60% 5 Bank of Montreal 36 3,446,760 6.36% 6 First Internet Bancorp 1 3,055,633 5.64% Projected HHI & Pop. Change 2020-2025 7 KeyCorp 19 3,007,934 5.55% 15.03% 8 Bank of America 3 2,528,339 4.66% 9.87% 10.94% 9 Merchants Bancorp 3 2,333,994 4.31% 10 First Merchants Corporation 33 2,192,200 4.04% 3.27% 2.90% 2.02% Market Total 526 $54,224,982 U.S. Indiana Marion Co. *IN.gov **SNL Financial FDIC Summary of Deposits as of June 30, 2019 HHI Pop. ***Marion County, IN 14

Lafayette Market ₎ Ranked #1, MSN Money, Fastest Growing Cities in the State of Indiana Notable Major Employers ₎ Ranked #2, Forbes Best Small Places for Business and Careers ₎ Ranked #2 in Indiana for STEM job density, with 13.6% of the workforce, topping the state’s 10.9% & national average of 11.9% (Lafayette up 70.6% since 2001, with 4,850 new jobs)** ₎ Ranked among 24/7 Wall St., American City Adding the Most Jobs ₎ Home to Purdue University Tippecanoe County, IN** Mkt. Rank Branches Deposits Share 1 JPMorgan Chase & Co. 5 $ 873,326 31.35% 2 First Merchants Corporation 8 580,077 20.83% 3 Regions Financial Corp 6 309,630 11.12% 4 Old National Bancorp 4 242,592 8.71% 5 Horizon Bancorp 5 210,728 7.57% 6 Huntington Bancshares, Inc. 3 161,359 5.79% Projected HHI & Pop. Change 2020-2025 7 First Bancshares 5 122,206 4.39% 12.98% 8 Fifth Third Bancorp 2 104,968 3.77% 9.87% 10.94% 9 1st Source Corp 3 94,444 3.39% 4.46% 10 Piper Holdings 3 25,631 .92% 3.27% 2.02% Market Total 51 $ 2,785,456 U.S. Indiana Tippecanoe Co. *Indianapolis Business Journal **SNL Financial FDIC Summary of Deposits as of June 30, 2019 HHI Pop. 15

Lakeshore Market ₎ Indiana’s second-most populous market Notable Major Employers ₎ Benefit from its Chicago proximity ₎ Continue to produce finest steels, refine the cleanest fuels and deliver the best products to the Midwest** ₎ New investments by world-class companies like BP, Pratt Industries, Alcoa Howmet, Urschel Labs and Monosol** ₎ Lakefront being revitalized through the Marquette Plan and assistance of the Regional Development Authority** Lake County, IN* Mkt. Rank Branches Deposits Share 1 First Bancshares, Inc. 28 $ 2,559,201 24.94% 2 JPMorgan Chase & Co. 19 2,055,209 20.03% 3 First Midwest Bancorp 14 1,103,746 10.76% 4 First Merchants Corporation 10 913,715 8.90% 5 Northwest Indiana Bancorp 15 823,788 8.03% Projected HHI & Pop. Change 2020-2025 6 First Financial Bancorp 8 759,383 7.40% 10.94% 7 Bank of Montreal 14 574,425 5.60% 9.87% 10.20% 8 Fifth Third Bancorp 11 499,095 4.86% 9 AMB Financial Corp 5 190,578 1.86% 3.27% 10 PNC Financial Services Group 4 187,715 1.83% 2.02% Market Total 145 $10,262,262 -0.24% U.S. Indiana Lake County *SNL Financial FDIC Summary of Deposits as of June 30, 2019 **www.nwiforum.org/nwi-becoming-an-economic powerhouse HHI Pop. 16

Fort Wayne Market ₎ 2nd Largest MSA in the State of Indiana Notable Major Employers ₎ Diversified economy (manufacturing, health care, retail trade, food services) ₎ Attractive location for businesses to locate and expand – located between the Chicago, Detroit, Dayton, Toledo and Indianapolis metro areas ₎ Fort Wayne-Allen County economic engine of the Northeast Indiana region ₎ #1 place to raise a family (2017, SmartAsset.com) Allen County, IN* Mkt. Rank Branches Deposits Share 1 JP Morgan Chase & Co. 12 1,276,476 20.42% 2 Lakeland Financial Corp. 5 894,320 14.31% 3 PNC Financial Services Group 11 719,618 11.51% 4 First Merchants Corporation 8 635,312 10.16% Projected HHI & Pop. Change 2020-2025 5 Flagstar Bancorp 13 527,350 8.44% 6 Old National Bancorp 5 514,046 8.22% 10.94% 10.70% 7 STAR Financial Group, Inc. 9 465,735 7.45% 9.87% 8 1st Source Corp. 8 393,564 6.30% 9 Fifth Third Bancorp 7 279,488 4.47% 3.27% 3.11% 10 First Defiance Financial 3 99,128 1.59% 2.02% Market Total 97 $ 6,250,828 U.S. Indiana Allen County *SNL Financial FDIC Summary of Deposits as of June 30, 2019 HHI Pop. 17

Columbus, Ohio Market ₎ Second-most populous county in Ohio Notable Major Employers ₎ Within 600 miles of 60% of All U.S. and Canadian Population ₎ Ranked 2nd in CNBC’s 2010 study of state transportation systems for its infrastructure, vitality, quality roads, and ability to cost-effectively ship goods by land, air, and water** ₎ Home to Ohio State University Franklin County, OH* Mkt. Rank Branches Deposits Share 1 Huntington Bancshares 57 $ 21,259,940 42.58% 2 JP Morgan Chares & Co 51 11,806,056 23.65% 3 PNC Financial Services Group 40 4,801,164 9.62% 4 Fifth Third Bancorp 38 4,692,684 9.40% 5 Key Corp 21 1,357,761 2.72% 6 U.S. Bancorp 33 1,224,166 2.45% Projected HHI & Pop. Change 2020-2025 7 Heartland Bancorp 15 769,022 1.54% 8 First Merchants Corporation 9 607,718 1.22% 9.87% 10.18% 9 Wells Fargo & Co 1 579,729 1.16% 8.72% 10 First Financial Bancorp 5 512,166 1.03% 4.66% 3.27% Market Total 319 $ 49,928,406 0.96% *SNL Financial FDIC Summary of Deposits as of June 30, 2019 U.S. Ohio Franklin County **http://jobs-ohio.com/manufacturing/ HHI Pop. 18

Monroe, Michigan Market

- Monroe is located on the western shore of Lake Erie, approximately 14 miles north of Toledo, Ohio and 25 miles south of Detroit
- Michigan is within 500 miles of nearly half the U.S. and Canadian population and commerce centers providing unparalleled access to market
- $500 Million in trade crosses between Michigan and Canada daily via the Ambassador Bridge, the busiest border crossing in North America
- Michigan's cost of living is 10% below the national average and ranks as the fourth most affordable state in the country

Monroe County, MI*

Rank		Branches	Deposits	Mkt. Share
1	***First Merchants Corporation***	***14***	***$ 1,005,960***	***48.66%***
2	Huntington Bancshares	4	366,202	17.71
3	Fifth Third Bancorp	3	243,611	11.78%
4	KeyCorp	3	164,865	7.97%
5	PNC Financial Services Group	2	163,628	7.91%
6	Old National Bancorp	1	64,881	3.14%
7	Flagstar Bancorp	1	38,283	1.85%
8	Citizens Financial Group	1	19,936	.96%
	Market Total	***29***	***$ 2,067,366***	

Notable Major Employers

MIDWAY PRODUCTS GROUP, INC.

HTS

R.L. COOLSAET CONSTRUCTION CO. Contractors

Royal TRUCK & TRAILER SALES & SERVICE, INC.

SACHSE CONSTRUCTION

HOMRICH

ALLEGRA MARKETING • PRINT • MAIL

Projected HHI & Pop. Change 2020-2025



9.87%
3.27%
11.63%
0.86%
8.19%
0.41%
U.S.
Michigan
Monroe County
HHI
Pop.

**SNL Financial FDIC Summary of Deposits as of June 30, 2019*

First Merchants Corporation

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Growth Through Acquisition Experienced Acquirer Expand in Current High-Growth Markets Extend into Additional High-Growth Markets Add to Franchise with Stable Deposit Gathering Markets 20

Acquisition Experience 21

Acquisition Process Continuous Relationship Building Complete and Thorough Due Diligence Process Demonstrated Pricing Discipline Detailed Project Management Integration Process Scalable Technology and Operations Center Achieve Announced Financial Return Targets 22

Operational Delivery Highlights Strategic differentiator in support of growth and scalability Operational services execution “hub” focusing on value creation Functional focus: Operations Project Management Technology Risk Management Vendor Management Credit Administration Located on the interstate less than 30 minutes north of Indianapolis + 130,000 square feet of flexible space Strategic Vendor Partners 23

Operational Delivery Highlights Customer, Digital Channel & Transaction Activity Total Households: 207,783 Online Banking/Digital Channel Treasury Management Annual Volume • Consumer: 90K Users • Automated Clearing House (ACH) • 1M logins monthly • # Originated: 2.5M Items ($8B) • 16K bill pay users • # Received: 14M Items ($23B) • 96K bill payment transactions monthly ($33M) • Mobile: 68K Users • Domestic Wires • 24.5 average logins per user, per month • # Originated: 42K Items ($21B) • 14K mobile deposits per month • # Received: 43K Items ($27B) • Business: 13K Users • International Wires • 193K logins monthly • # Originated: 1K Items ($35M) • 13% use ACH/Wire/Positive Pay • # Received: 159 Items ($2.6M) • Total ATMS: 164 + 25,000 MoneyPass ATMs Total Debit Cards Commercial Remote Deposit Capture • 200K active cards • 591 businesses using solution • 3.8M monthly card swipes • 143K deposits annually • $152M in monthly volume • 1.7M items deposited annually • $3.7B in total deposits 24

1st Quarter 2020 Highlights Earnings Per Share of $.62; Net Income of $34.3 Million; ROA 1.09% Total Assets of $12.7 Billion; Grew by 24.3% over 1Q 2019 Organic Loan & Deposit Growth of 7.9% and 8.9%, respectively, over 1Q 2019 $19.8 Million Provision; Allowance increased by 22.9% over 1Q 2019 Tangible Common Equity to Assets of 9.91%; Allowance & Fair Value Marks totaling 1.54% of Loans $22.46 TBV Per Share, 11.9% Increase over 1Q 2019 25

Total Assets 2018 2019 Q1-’19 Q1-’20 ($ in Millions) 1. Investments $1,633 $2,596 $1,863 $2,698 2. Loans 7,229 8,468 7,303 8,612 3. Allowance (81) (80) (81) (99) 4. Goodwill & Intangibles 470 579 468 577 5. BOLI 225 288 226 290 6. Other 409 606 432 616 7. Total Assets $9,885 $12,457 $10,211 $12,694 Annualized Asset Growth 26.0% 7.6% 1 1 Annualized from December 31, 2019 26

Loan Yield and Detail (as of March 31, 2020) YTD Yield = 4.85% Commercial Agricultural Real Estate Construction Land & Agricultural Total Loans = $8.6 Billion Land Public Non-Owner Land Development Production 2.7% Finance/Other Occupied 7.5% 1.0% Commercial Variable = $5.7 Billion 24.6% 6.8% Fixed = $2.9 Billion Residential Mortgage 13.1% Home Equity LIBOR- 6.6% Based 37% Prime- Based Other 17% Commercial Consumer Real Estate 1.5% Owner-Occupied 10.7% Commercial & Industrial Fixed Rate Other 25.5% 33% Variable Rates 13% 27

CRE Loan Concentration First Merchants Results in Relation to FDIC Guidelines FDIC GUIDELINES TO IDENTIFY INSTITUTIONS POTENTIALLY EXPOSED TO CRE RISK: Guideline 1: Total loans for construction, land development, and other land representing 100% or more of total capital Guideline 2: Total CRE loans representing 300% or more of total capital AND a CRE portfolio that has increased 50% or more during the prior 36 months GUIDELINE #1 GUIDELINE #2 1Q2020 1Q2020 4Q2019 4Q2019 3Q2019 3Q2019 End End - - 2Q2019 2Q2019 1Q2019 1Q2019 Quarter Quarter 4Q2018 4Q2018 3Q2018 3Q2018 2Q2018 2Q2018 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 0.0% 100.0% 200.0% 300.0% 28

Investment Portfolio (as of March 31, 2020) Tax-Exempt Mortgage-Backed Municipals Securities $2.7 Billion Portfolio 47% 37% Modified duration of 4.3 years Tax equivalent yield of 3.16% Net unrealized gain of $121.7 Million Collateralized Mortgage Corporate U. S. Agencies Obligations Obligations 2% 13% 1% 29

Total Liabilities and Capital ($ in Millions) 2018 2019 Q1-’19 Q1-’20 1. Customer Non-Maturity Deposits $6,268 $8,147 $6,439 $8,256 2. Customer Time Deposits 1,241 1,478 1,375 1,411 3. Brokered Deposits 246 215 234 203 Total Deposits 7,755 9,840 8,048 9,870 4. Borrowings 538 599 481 716 5. Other Liabilities 51 98 92 206 6. Hybrid Capital 133 134 134 124 7. Common Equity 1,408 1,786 1,456 1,778 8. Total Liabilities and Capital $9,885 $12,457 $10,211 $12,694 30

Deposit Detail (as of March 31, 2020) Deposit Cost = 0.88% Certificates & Time Certificates & Deposits Total = $9.9 Billion Time Deposits Savings >$100,000 <$100,000 Deposits 7% 7% 30% Brokered Deposits 2% Demand Deposits 54% 31

Capital Ratios Total Risk-Based Capital Ratio (Target = 12.50%) Common Equity Tier 1 Capital Ratio (Target = 10.00%) Tangible Common Equity Ratio (TCE) (Target = 9.00%) 15.00% 14.71% 14.61% 14.56% 14.37% 14.25% 14.29% 13.81% 13.80% 14.00% 13.69% 13.00% 12.12% 12.14% 12.13% 11.98% 12.05% 12.00% 11.64% 11.58% 11.21% 11.04% 11.00% 10.16% 10.14% 10.07% 9.97% 9.95% 10.00% 9.91% 9.55% 9.32% 9.36% 9.00% 8.00% 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 32

Net Interest Margin Q1 - '18 Q2 - '18 Q3 - '18 Q4 - '18 Q1 - '19 Q2 - '19 Q3 - '19 Q4 - '19 Q1 - '20 Net Interest Income - FTE ($millions) $ 82.5 $ 87.2 $ 89.2 $ 90.7 $ 87.8 $ 88.4 $ 92.3 $ 101.2 $ 97.8 Fair Value Accretion $ 3.2 $ 3.8 $ 3.2 $ 3.9 $ 2.3 $ 2.2 $ 2.5 $ 5.0 $ 3.5 Tax Equivalent Yield on Earning Assets 4.57% 4.74% 4.88% 4.97% 4.89% 4.86% 4.77% 4.63% 4.38% Interest Expense/Average Earning Assets 0.65% 0.75% 0.83% 0.93% 1.05% 1.15% 1.15% 1.01% 0.92% Net Interest Margin 3.92% 3.99% 4.05% 4.04% 3.84% 3.71% 3.62% 3.62% 3.46% Fair Value Accretion Effect 0.15% 0.18% 0.15% 0.17% 0.09% 0.09% 0.10% 0.18% 0.12% 33

Non-Interest Income ($ in Millions) 2018 2019 Q1-’19 Q1-’20 1. Service Charges on Deposit Accounts $ 21.0 $23.0 $ 5.1 $ 6.0 2. Wealth Management Fees 14.9 17.6 3.8 6.0 3. Card Payment Fees 18.0 20.2 4.8 5.9 4. Gains on Sales of Mortgage Loans 7.0 7.9 1.3 3.4 5. Derivative Hedge Fees 2.5 5.4 0.8 1.9 6. Other Customer Fees 1.9 1.7 0.5 0.4 7. Cash Surrender Value of Life Ins 4.2 4.5 1.0 1.4 8. Gains on Sales of Securities 4.3 4.4 1.1 4.6 9. Other 2.7 2.0 0.3 0.2 10. Total Non-Interest Income $76.5 $86.7 $18.7 $29.8 34

Private Wealth Advisors

Delivers broad advisory capabilities and expertise through local, engaged and empowered leaders

Business lines include:
- Wealth Management
- Investment Management – Personal and Institutional
- Retirement Plan Services
- Fiduciary Administration
- Private Banking
- First Merchants Investment Services (not reflected below)

- Strong client household growth and relationship expansion
- Benefitting from business owner liquidity events as succession plans are executed
- Expansion of advisory capabilities and family-office service driving asset retention and expansion
- FMIS business executing a stronger advisory-based model, resulting in an enhanced client experience and more consistent business results



Total Assets
Assets $ (in Billions)
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
$2.04
$1.25
$2.68
$1.79
$2.72
$1.70
$3.82
$2.63
$3.50
$2.31
12/31/2016
12/31/2017
12/31/2018
12/31/2019
3/31/2020
Total Assets
Total Assets Under Management



Total Revenue (in Millions $)
$25.00
$20.00
$15.00
$10.00
$5.00
$-
$12.63
$2.77
$9.82
$7.29
$14.68
$3.09
$11.59
$8.78
$17.85
$2.93
$1.78
$13.13
$10.20
$22.25
$4.66
$2.45
$15.11
$12.00
$4.92
$1.10
$0.41
$3.41
$2.61
$7.28
$1.30
$1.12
$4.87
$4.06
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
12/31/2016
12/31/2017
12/31/2018
12/31/2019
1Q19
1Q20
Annual Revenues (LHS)
Quarterly Revenues (RHS)
Total Fee Revenue
FMIS Revenue
Net Interest Income
Core Fee Revenue

First Merchants Corporation

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Mortgage Banking Delivers mortgage lending across our Mortgage Banking Revenue ($ in Millions) markets via commissions and salaried loan originators 30 $22.19 $21.02 30 $19.80 25 $17.52 Strong loan origination teams in 25 $15.77 high-growth areas of Indianapolis 20 and Columbus, OH 20 Centralized underwriting and 14.29 15 $13.52 processing $12.79 15 Strong connectivity with retail $10.52 $9.27 branches 10 10 Majority of the pipeline is driven by purchase business 5 5 12/31/2019 YTD 2489 mortgages $5.88 $6.24 $6.46 $5.62 $6.60 for $501M in volume 0 $0.62 $0.76 $1.04 $1.39 $1.30 0 2015 2016 2017 2018 2019 Servicing fees Gain on Sale Net Interest Income 36

Non-Interest Expense ($ in Millions) 2018 2019 Q1-’19 Q1-’20 1. Salary & Benefits $131.7 $144.0 $33.0 $39.2 2. Premises & Equipment 32.7 35.8 8.7 10.2 3. Intangible Asset Amortization 6.7 6.0 1.5 1.5 4. Professional & Other Outside Services 8.2 15.4 1.9 2.3 5. OREO/Credit-Related Expense 1.5 2.4 1.2 0.5 6. FDIC Expense 2.9 0.7 0.7 1.5 7. Outside Data Processing 13.2 16.5 3.7 4.2 8. Marketing 4.7 6.7 1.1 1.4 9. Other 18.4 19.3 4.8 5.3 10. Total Non-Interest Expense $220.0 $246.8 1 $56.6 $66.1 1Includes acquisition-related expenses of $13.7 million 37

Earnings ($ in Millions) 2018 2019 Q1-’19 Q1’20 1. Net Interest Income $ 338.8 $356.7 $ 84.9 $93.9 2. Provision for Loan Losses (7.2) (2.8) (1.2) (19.8) 3. Net Interest Income after Provision 331.6 353.9 83.7 74.1 4. Non-Interest Income 76.5 86.7 18.7 29.8 5. Non-Interest Expense (220.0) (246.8) (56.6) (66.1) 6. Income before Income Taxes 188.1 193.8 45.8 37.8 7. Income Tax Expense (29.0) (29.3) (6.9) (3.5) 8. Net Income Avail. for Distribution $ 159.1 $164.5 $ 38.9 $34.3 9. EPS $ 3.22 $ 3.191 $ 0.78 $0.62 10. Efficiency Ratio 50.21% 52.73%2 51.18% 52.17% 1Acquisition-related expenses reduced EPS by $0.21 2Acquisition-related expenses increased the Efficiency Ratio by 3.04% 38

Per Share Results 2019 Q1 Q2 Q3 Q4 Total 1. Earnings Per Share $ .78 $ .83 1 $ .711 $ .87 1 $ 3.191 2. Dividends $ .22 $ .26 $ .26 $ .26 $ 1.00 3. Tangible Book Value $20.07 $21.01 $21.26 $21.94 2020 Q1 Q2 Q3 Q4 Total 1. Earnings Per Share $ .62 – – – $ .62 2. Dividends $ .26 – – – $ .26 3. Tangible Book Value $22.46 1Acquisition-related expenses reduced EPS by $0.01 in Q2; $0.17 in Q3; $0.03 in Q4; and $0.21 for full-year 2019 39

Dividends and Tangible Book Value Quarterly Dividends Tangible Book Value .26 0.26 $22.46 0.24 $21.94 .22 0.22 $19.12 0.20 .18 $16.96 0.18 $15.85 .15 $14.68 0.16 .14 $13.65 0.14 $12.17 $10.95 .11 0.12 $9.21 $9.64 0.10 .08 0.08 0.06 .05 0.04 .03 0.02 .01 0.00 3.93% Forward Dividend Yield Compound Annual Growth Rate of 10.12% Equals 41.9% Dividend Payout Ratio 40

Asset Quality Summary Change Change ($ in Millions) Linked Quarter Year Over Year 2018 2019 Q1-'19 Q1-'20 $ % $ % 1. Non-Accrual Loans $ 26.1 $ 16.0 $ 28.0 $ 15.6 $ (0.4) (2.5%) $ (12.4) (44.3%) 2. Other Real Estate 2.2 7.5 1.9 8.0 0.5 6.7% 6.1 321.1% 3. Renegotiated Loans 1.1 0.8 0.7 0.7 (0.1) (12.5%) - - 4. 90+ Days Delinquent Loans 1.9 0.1 0.1 0.3 0.2 200.0% 0.2 200.0% 5. Total NPAs & 90+ Days Delinquent $ 31.3 $ 24.4 $ 30.7 $ 24.6 $ 0.2 0.8% $ (6.1) (19.9%) 6. Total NPAs & 90+ Days/Loans & ORE 0.4% 0.3% 0.4% 0.3% 7. Classified Loans $167.4 $200.1 $ 165.1 $ 207.0 $ 6.9 3.4% $ 41.9 25.4% 8. Classified Loans/Total Loans 2.3% 2.4% 2.3% 2.4% 41

ALLL and Fair Value Summary ($ in Millions) Q2-'19 Q3-'19 Q4-'19 Q1-'20 1. Beginning Allowance for Loan Losses (ALLL) $ 80.9 $ 81.3 $ 80.6 $ 80.3 2. Less: Net Charge-offs (Recoveries) 0.1 1.3 0.8 0.6 3. Add: Provision Expense 0.5 0.6 0.5 19.8 4. Ending Allowance for Loan Losses (ALLL) $ 81.3 $ 80.6 $ 80.3 $ 99.5 5. Specific Reserves $ 2.3 $ 2.3 $ 0.7 $ 0.6 6. ALLL/Non-Accrual Loans 317.0% 354.5% 503.4% 635.5% 7. ALLL/Non-Purchased Loans 1.19% 1.16% 1.11% 1.33% 8. ALLL/Loans 1.08% 0.97% 0.95% 1.15% 9. Fair Value Adjustment (FVA) $ 25.6 $ 41.3 $ 36.6 $ 33.1 10. Total ALLL plus FVA 106.8 121.9 116.9 132.5 11. Purchased Loans plus FVA 732.5 1,410.3 1,271.2 1,155.1 12. FVA/Purchased Loans plus FVA 3.49% 2.93% 2.88% 2.86% 42

Total Return Performance Total Return Percentage Return Total 43

Response to COVID-19 Supporting Our Employees’ Health and Financial Stability Enabled over 1,000 associates to work from home Provided additional 80 hours of paid time off for all full time associates for COVID-19 related sick and dependent care Covered the cost of any medical testing or care related to COVID-19 under medical plans Supported employee physical health, mental health and financial wellness through Employee Assistance Program providing personalized counseling available 24/7 Around-the-clock personalized and confidential internal Human Resource support through myHR technology 44

Response to COVID-19 Supporting Businesses in Our Communities SBA Paycheck Protection Program institution with more than 4,500 applications and greater than $870 Million funded to businesses (FMB is, and has been, a preferred SBA Lender)1 Over $850 Million in Commercial Loan modifications1 Evaluating and preparing for the potential rollout of the Main Street Lending Program to support larger businesses Extending credit to qualified borrowers of all sizes for working capital New Remote Deposit Capture and Wire modules provided to business clients for a specific period without monthly fees 1As of May 6, 2020 45

Response to COVID-19 Supporting Our Communities and Clients First Merchants CARES... $1,000,000 commitment to impacted First Merchants markets through local non profit organizations All Banking Centers are open and accessible to clients by drive thru with lobby service and individual meetings by appointment Leveraged digital banking, call center and banking centers to provide uninterrupted customer service Enhanced mobile and online services, such as increased mobile deposit limits, to allow more transactions to be completed outside of the branch Consumer and Mortgage Loan payment deferral for up to 90 days without incurring fees or impact to credit report Hardship Bridge Loans (0% interest rate) to qualified consumer banking customers providing deferred payments for 90 days Client alerts focused on COVID-19 Scams and Fraud Education and Prevention 46

First Merchants Value Proposition Looking Forward… Pre-Tax Pre-Provision Earnings strength of $57.5 Million Tangible Common Equity of nearly 10% Allowance for loan losses & fair value marks total approximately 1.54% of loans 87% loan-to-deposit ratio produces excess liquidity Conservative underwriter, diversified loan portfolio, long-term consistent asset quality Industry leading profitability, Return on Assets, and Efficiency Ratios Trading multiple of just over 100% of Tangible Book Value is 50% of our historical average Well positioned for this challenge . . . and for the future “Strength and Stability” 47

Why Invest in First Merchants? High Performance Financial Metrics Attractive Long-Term Deposit Market Shares Commercial Presence that Creates a Client Preference Successful Acquisition and Integration Track Record Focused on Providing Sustainable Shareholder Value 48

Research Coverage 49

First Merchants Corporation common stock is traded on the NASDAQ Global Select Market under the symbol FRME Additional information can be found at www.firstmerchants.com Investor Inquiries: Nicole Weaver, Investor Relations 765.521.7619 nweaver@firstmerchants.com 50

Appendix

Appendix – Non-GAAP Reconciliation

CAPITAL RATIOS (dollars in thousands):

	1Q18	2Q18	3Q18	4Q18	1Q19	2Q19	3Q19	4Q19	1Q20
Total Risk-Based Capital Ratio									
Total Stockholders' Equity (GAAP)	1,313,073	1,340,328	1,361,426	1,408,260	1,455,848	1,501,636	1,749,012	1,786,437	1,777,960
Adjust for Accumulated Other Comprehensive (Income) Loss	21,725	24,868	35,409	21,422	1,595	(14,602)	(25,648)	(27,874)	(53,656)
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Add: Qualifying Capital Securities	65,975	66,030	66,086	66,141	66,197	66,252	66,308	66,363	56,419
Less: Tier 1 Capital Deductions	-	-	-	-	-	-	-	-	-
Less: Disallowed Goodwill and Intangible Assets	(467,518)	(466,063)	(464,658)	(463,525)	(462,202)	(460,885)	(570,098)	(569,468)	(568,442)
Less: Disallowed Deferred Tax Assets	(2,594)	(2,104)	(1,111)	-	(4,037)	(2,587)	(3,460)	-	-
Total Tier 1 Capital (Regulatory)	$ 930,536	$ 962,934	$ 997,027	$ 1,032,173	$ 1,057,276	$ 1,089,689	$ 1,215,989	$ 1,255,333	$ 1,212,156
Qualifying Subordinated Debentures	65,000	65,000	65,000	65,000	65,000	65,000	65,000	65,000	65,000
Allowance for Loan Losses includible in Tier 2 Capital	76,420	77,543	78,406	80,552	80,902	81,274	80,571	80,284	99,454
Total Risk-Based Capital (Regulatory)	$ 1,071,956	$ 1,105,477	$ 1,140,433	$ 1,177,725	$ 1,203,178	$ 1,235,963	$ 1,361,560	$ 1,400,617	$ 1,376,610
Net Risk-Weighted Assets (Regulatory)	$ 7,831,727	$ 8,002,666	$ 8,001,191	$ 8,060,882	$ 8,176,677	$ 8,491,188	$ 9,474,126	$ 9,799,329	$ 9,978,462
Total Risk-Based Capital Ratio (Regulatory)	**13.69%**	**13.81%**	**14.25%**	**14.61%**	**14.71%**	**14.56%**	**14.37%**	**14.29%**	**13.80%**
Common Equity Tier 1 Capital Ratio									
Total Tier 1 Capital (Regulatory)	$ 930,536	$ 962,934	$ 997,027	$ 1,032,173	$ 1,057,276	$ 1,089,689	$ 1,215,989	$ 1,255,333	$ 1,212,156
Less: Qualified Capital Securities	(65,975)	(66,030)	(66,086)	(66,141)	(66,197)	(66,252)	(66,308)	(66,363)	(56,419)
Add: Additional Tier 1 Capital Deductions	-	-	-	-	-	-	-	-	-
Common Equity Tier 1 Capital (Regulatory)	$ 864,561	$ 896,904	$ 930,941	$ 966,032	$ 991,079	$ 1,023,437	$ 1,149,681	$ 1,188,970	$ 1,155,737
Net Risk-Weighted Assets (Regulatory)	$ 7,831,727	$ 8,002,666	$ 8,001,191	$ 8,060,882	$ 8,176,677	$ 8,491,188	$ 9,474,126	$ 9,799,329	$ 9,978,462
Common Equity Tier 1 Capital Ratio (Regulatory)	**11.04%**	**11.21%**	**11.64%**	**11.98%**	**12.12%**	**12.05%**	**12.14%**	**12.13%**	**11.58%**

[1] Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans.

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Appendix – Non-GAAP Reconciliation

TANGIBLE COMMON EQUITY RATIO (dollars in thousands):

	1Q18	2Q18	3Q18	4Q18	1Q19	2Q19	3Q19	4Q19	1Q20
Total Stockholders' Equity (GAAP)	$ 1,313,073	$ 1,340,328	$ 1,361,426	$ 1,408,260	$ 1,455,848	$ 1,501,636	$ 1,749,012	$ 1,786,437	$ 1,777,960
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets	(474,777)	(473,059)	(471,409)	(469,784)	(468,256)	(466,736)	(579,751)	(578,881)	(577,366)
Tangible Common Equity (non-GAAP)	$ 838,171	$ 867,144	$ 889,892	$ 938,351	$ 987,467	$ 1,034,775	$ 1,169,136	$ 1,207,431	$ 1,200,469
Total Assets (GAAP)	$ 9,472,796	$ 9,734,715	$ 9,787,282	$ 9,884,716	$ 10,210,925	$ 10,737,857	$ 12,325,061	$ 12,457,254	$ 12,693,518
Less: Intangible Assets	(474,777)	(473,059)	(471,409)	(469,784)	(468,256)	(466,736)	(579,751)	(578,881)	(577,366)
Tangible Assets (non-GAAP)	$ 8,998,019	$ 9,261,656	$ 9,315,873	$ 9,414,932	$ 9,742,669	$ 10,271,121	$ 11,745,310	$ 11,878,373	$ 12,116,152
Tangible Common Equity Ratio (non-GAAP)	**9.32%**	**9.36%**	**9.55%**	**9.97%**	**10.14%**	**10.07%**	**9.95%**	**10.16%**	**9.91%**

TANGIBLE COMMON EQUITY PER SHARE (dollars in thousands):

	4Q10	4Q11	4Q12	4Q13	4Q14	4Q15	4Q16	4Q17	4Q18	1Q19	2Q19	3Q19	4Q19	1Q20
Total Stockholders' Equity (GAAP)	$ 454,408	$ 514,467	$ 552,236	$ 634,923	$ 726,827	$ 850,509	$ 901,657	$ 1,303,463	$ 1,408,260	$ 1,455,848	$ 1,501,636	$ 1,749,012	$ 1,786,437	$ 1,777,960
Less: Preferred Stock	(67,880)	(90,783)	(90,908)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets	(154,019)	(150,471)	(149,529)	(202,767)	(218,755)	(259,764)	(258,866)	(476,503)	(469,784)	(468,256)	(466,736)	(579,751)	(578,881)	(577,366)
Tax Benefit	2,907	2,224	2,249	4,973	6,085	6,278	5,930	6,788	5,017	4,703	4,391	7,627	7,257	6,946
Tangible Common Equity, Net of Tax (non-GAAP	$ 235,416	$ 275,437	$ 314,048	$ 437,004	$ 514,032	$ 596,898	$ 648,596	$ 833,623	$ 943,368	$ 992,170	$ 1,039,166	$ 1,176,763	$ 1,214,688	$ 1,207,415
Shares Outstanding	25,574,251	28,559,707	28,692,616	35,921,761	37,669,948	40,664,258	40,912,697	49,158,238	49,349,800	49,428,468	49,456,594	55,345,672	55,368,482	53,754,137
Tangible Common Equity per Share (non-GAAP)	**$ 9.21**	**$ 9.64**	**$ 10.95**	**$ 12.17**	**$ 13.65**	**$ 14.68**	**$ 15.85**	**$ 16.96**	**$ 19.12**	**$ 20.07**	**$ 21.01**	**$ 21.26**	**$ 21.94**	**$ 22.46**

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Appendix – Non-GAAP Reconciliation EFFICIENCY RATIO (dollars in thousands): 2018 1Q19 2019 1Q20 Non Interest Expense (GAAP) $ 219,951 $ 56,621 $ 246,763 $ 66,171 Less: Intangible Asset Amortization (6,719) (1,528) (5,994) (1,514) Less: OREO and Foreclosure Expenses (1,470) (1,165) (2,428) (505) Adjusted Non Interest Expense (non-GAAP) 211,762 53,928 238,341 64,152 Net Interest Income (GAAP) 338,857 84,866 356,660 93,877 Plus: Fully Taxable Equivalent Adjustment 10,732 2,930 13,085 3,894 Net Interest Income on a Fully Taxable Equivalent Basis (non-GAAP) 349,589 87,796 369,745 97,771 Non Interest Income (GAAP) 76,459 18,713 86,688 29,799 Less: Investment Securities Gains (Losses) (4,269) (1,140) (4,415) (4,612) Adjusted Non Interest Income (non-GAAP) 72,190 17,573 82,273 25,187 Adjusted Revenue (non-GAAP) 421,779 105,369 452,018 122,958 Efficiency Ratio (non-GAAP) 50.21% 51.18% 52.73% 52.17% FORWARD DIVIDEND YIELD 1Q20 Most recent quarter's dividend per share $ 0.26 Most recent quarter's dividend per share - Annualized $ 1.04 Stock Price at 3/31/20 $ 26.49 Forward Dividend Yield 3.93% DIVIDEND PAYOUT RATIO 2020 YTD Dividends per share $ 0.26 Earnings Per Share $ 0.62 Dividend Payout Ratio 41.9% 54

Appendix – Non-GAAP Reconciliation

CONSTRUCTION AND INVESTMENT REAL ESTATE CONCENTRATIONS (dollars in thousands):

	2018	1Q19	2019	1Q20
Total Risk-Based Capital (Subsidiary Bank Only)				
Total Stockholders' Equity (GAAP)	$ 1,456,220	$ 1,487,947	$ 1,787,006	$ 1,850,513
Adjust for Accumulated Other Comprehensive (Income) Loss [1]	19,031	(908)	(30,495)	(56,807)
Less: Preferred Stock	(125)	(125)	(125)	(125)
Less: Tier 1 Capital Deductions	-	-	-	-
Less: Disallowed Goodwill and Intangible Assets	(463,076)	(461,754)	(569,021)	(567,994)
Less: Disallowed Deferred Tax Assets	-	(4,119)	-	-
Total Tier 1 Capital (Regulatory)	1,012,050	1,021,041	1,187,365	1,225,587
Allowance for Loan Losses includible in Tier 2 Capital	80,552	80,902	80,284	99,454
Total Risk-Based Capital (Regulatory)	$ 1,092,602	$ 1,101,943	$ 1,267,649	$ 1,325,041
Construction, Land and Land Development Loans	$ 545,729	$ 542,501	$ 787,568	$ 643,674
Concentration as a % of the Bank's Risk-Based Capital	**50%**	**49%**	**62%**	**49%**
Construction, Land and Land Development Loans	$ 545,729	$ 542,501	$ 787,568	$ 643,674
Investment Real Estate Loans	1,865,544	1,887,995	1,902,692	2,118,148
Total Construction and Investment RE Loans	$ 2,411,273	$ 2,430,496	$ 2,690,260	$ 2,761,822
Concentration as a % of the Bank's Risk-Based Capital	**221%**	**221%**	**212%**	**208%**

[1] Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans.

ALLOWANCE AS A PERCENTAGE OF NON-PURCHASED LOANS (dollars in thousands):

	2Q19	3Q19	4Q19	1Q20
Loans Held for Sale (GAAP)	$ 5,854	$ 7,910	$ 9,037	$ 5,039
Loans (GAAP)	7,511,370	8,299,260	8,459,310	8,606,849
Total Loans	7,517,224	8,307,170	8,468,347	8,611,888
Less: Purchased Loans	(706,916)	(1,369,064)	(1,234,616)	(1,122,063)
Non-Purchased Loans (non-GAAP)	$ 6,810,308	$ 6,938,106	$ 7,233,731	$ 7,489,825
Allowance for Loan Losses (GAAP)	$ 81,274	$ 80,571	$ 80,284	$ 99,454
Fair Value Adjustment (FVA) (GAAP)	25,545	41,265	36,622	33,058
Allowance plus FVA (non-GAAP)	$ 106,819	$ 121,836	$ 116,906	$ 132,512
Purchased Loans (GAAP)	$ 706,916	$ 1,369,064	$ 1,234,616	$ 1,122,063
Fair Value Adjustment (FVA) (GAAP)	25,545	41,265	36,622	33,058
Purchased Loans plus FVA (non-GAAP)	$ 732,461	$ 1,410,329	$ 1,271,238	$ 1,155,121
Allowance as a Percentage of Non-Purchased Loans (non-GAAP)	**1.19%**	**1.16%**	**1.11%**	**1.33%**
FVA as a Percentage of Purchased Loans plus FVA (non-GAAP)	**3.49%**	**2.93%**	**2.88%**	**2.86%**

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